ASSIGNMENT AGREEMENT

This assignment agreement (this "Assignment") is made and agreed upon as of March 18, 2014 by and among HuBDIC Co. Ltd ("HuBDIC"), a corporation duly organized and existing under the laws of the Republic of Korea, American Medical Distributiors, Inc. ("AMD"), a corporation duly organized and existing under the laws of New York, and Independence Energy Corp. ("IEC" and with HuBDIC and AMD, the "Parties"), a corporation duly organized and existing under the laws of Nevada.

WHEREAS, HuBDIC and AMD are parties to a certain Exclusive License and Distribution Agreement dated as of November 27, 2013 (the "License"); and

WHEREAS, the License is currently valid, in effect and neither party to the License is in breach of any of its terms, conditions, covenants or warranties; and

WHEREAS, AMD wishes to assign to IEC and IEC wishes to receive all of AMD's rights and interests in, and obligations under, the License; and

WHEREAS, HuBDIC accepts and approves of this Assignment of the License from AMD to IEC.

NOW WHEREFORE , for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree to the following:

1. Notwithstanding any provision in the License to the contrary, AMD's rights and interests in, and obligations under, the License are hereby assigned to IEC.

2. Section 11(E) Notice provision of the License shall be amended as follows:

If to Distributor:

Independence Energy Corp.
Howard Taylor, CEO
10 Park Avenue
Leeds LS8 2JH U.K.

With copy to:

Paul Rachmuth, Esq.
265 Sunrise Highway, Ste. 62
Rockville Centre, New York 11570
paul@paresq.com

3. All other provision of the License remain in full force and effect.

[Signature Page Follows]

In WITNESS WHEREOF, the Parties have authorized this Assignment to be executed by their duly authorized officers as of the date first written above.

HuBDIC Co. Ltd.

HuBDIC CO., LTD

By:

[Name] Jae Ho Shin /President
[Title]

AMERICAN MEDICAL DISTRIBUTORS, INC.

By:

Howard Taylor
President

Independence Energy Corp.

By:

Gregory Rotelli
President